Entity Information (USD $)	12 Months Ended
	Sep. 30, 2010	Nov. 10, 2010	Mar. 31, 2010
Entity Registrant Name	ENERGIZER HOLDINGS INC
Entity Central Index Key	0001096752
Current Fiscal Year End Date	--09-30
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 4,338,799,632
Trading Symbol	enr
Entity Common Stock, Shares Outstanding		70,583,751

Document Information	12 Months Ended
Sep. 30, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	2010-09-30
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY

CONSOLIDATED STATEMENTS OF EARNINGS AND COMPREHENSIVE INCOME (USD $) In Millions, except Per Share data	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Statement of Earnings
Net sales	$ 4,248.3	$ 3,999.8	$ 4,331
Cost of products sold	2,229	2,141.2	2,293.3
Gross profit	2,019.3	1,858.6	2,037.7
Selling, general and administrative expense	765.7	742.6	794
Advertising and promotion expense	461.3	414.5	486.8
Research and development expense	97.1	90.5	91.7
Interest expense	125.4	144.7	181.3
Other financing expense, net	26.4	21	10.7
Earnings before income taxes	543.4	445.3	473.2
Income taxes	140.4	147.5	143.9
Net earnings	403	297.8	329.3
Earnings Per Share
Basic net earnings per share	$ 5.76	$ 4.77	$ 5.71
Diluted net earnings per share	$ 5.72	$ 4.72	$ 5.59
Statement of Comprehensive Income
Net earnings	403	297.8	329.3
Other comprehensive (loss)/income, net of tax
Foreign currency translation adjustment	(43.2)	12.7	3.8
Pension/postretirement activity, net of tax of $(19.8) in 2010, $(45.9) in 2009 and $(17.8) in 2008	(47.5)	(78.6)	(46.5)
Deferred (loss)/gain on hedging activity, net of tax of $(6.9) in 2010, $0.9 in 2009 and $1.7 in 2008	(11.7)	3.1	3.8
Comprehensive income	$ 300.6	$ 235	$ 290.4

CONSOLIDATED STATEMENTS OF EARNINGS AND COMPREHENSIVE INCOME [Parenthetical] (USD $) In Millions	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Income Statement Parenthetical [Abstract]
Other comprehensive income, pension and postretirement activity, tax	$ (19.8)	$ (45.9)	$ (17.8)
Other comprehensive income, deferred gain (loss) on hedging activity, tax	$ (6.9)	$ 0.9	$ 1.7

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	Sep. 30, 2010	Sep. 30, 2009
Current assets
Cash and cash equivalents	$ 629.7	$ 359.3
Trade receivables, net	824.8	810
Inventories	666.3	667.3
Other current assets	308.7	289.2
Total current assets	2,429.5	2,125.8
Property, plant and equipment, net	840.6	863.4
Goodwill	1,316.4	1,326.2
Other intangible assets, net	1,774.2	1,788.6
Other assets	27.2	45
Total assets	6,387.9	6,149
Liabilities and Shareholders' Equity
Current maturities of long-term debt	266	101
Notes payable	24.9	169.1
Accounts payable	271	231.6
Other current liabilities	691.6	657.8
Total current liabilities	1,253.5	1,159.5
Long-term debt	2,022.5	2,288.5
Other liabilities	1,012.3	938.7
Total liabilities	4,288.3	4,386.7
Shareholders' equity
Preferred stock, $.01 par value, none outstanding	0	0
Common stock, $.01 par value, issued 108,008,682 shares at 2010 and 2009	1.1	1.1
Additional paid-in capital	1,569.5	1,555.3
Retained earnings	2,353.9	1,963.2
Common stock in treasury, at cost, 37,652,891 shares at 2010 38,487,309 shares at 2009	(1,667.6)	(1,702.4)
Accumulated other comprehensive loss	(157.3)	(54.9)
Total shareholders' equity	2,099.6	1,762.3
Total liabilities and shareholders' equity	$ 6,387.9	$ 6,149

CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Sep. 30, 2010	Sep. 30, 2009
Balance Sheets Parenthetical [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares issued	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares issued	108,008,682	108,008,682
Common stock in treasury, shares	37,652,891	38,487,309

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Cash Flow from Operations
Net earnings	$ 403	$ 297.8	$ 329.3
Adjustments to reconcile net earnings to net cash flow from operations:
Depreciation and amortization	139.2	130.4	141.3
Deferred income taxes	(1.3)	(8.2)	27
Other non-cash charges	71.9	68.1	39.2
Other, net	12.8	(9.7)	(25)
Operating cash flow before changes in working capital	625.6	478.4	511.8
Changes in assets and liabilities used in operations, net of effects of business acquisitions:
(Increase)/decrease in accounts receivable, net	(26.4)	106.7	(39.4)
(Increase)/decrease in inventories	(2.3)	21.8	29.5
Decrease/(increase) in other current assets	1.4	(8.2)	(2.8)
Increase/(decrease) in accounts payable	41.3	(28.1)	(9.8)
Increase/(decrease) in other current liabilities	12.8	(81.4)	(22.8)
Net cash flow from operations	652.4	489.2	466.5
Cash Flow from Investing Activities
Capital expenditures	(108.7)	(139.7)	(160)
Proceeds from sale of assets	0.8	2.5	1.2
Acquisitions, net of cash acquired	0	(275)	(1,882.1)
Proceeds from share options	0	0	46
Other, net	(5.4)	0	0.4
Net cash used by investing activities	(113.3)	(412.2)	(1,994.5)
Cash Flow from Financing Activities
Cash proceeds from issuance of debt with original maturities greater than 90 days	0	0	1,482.8
Cash payments on debt with original maturities greater than 90 days	(101)	(306)	(269.5)
Net (decrease)/increase in debt with original maturities of 90 days or less	(151.9)	(102)	97.4
Proceeds from issuance of common stock	12.6	515.8	12.9
Excess tax benefits from share-based payments	5.8	3.2	16.5
Net cash (used by)/from financing activities	(234.5)	111	1,340.1
Effect of exchange rate changes on cash	(34.2)	0.1	(4.1)
Net increase/(decrease) in cash and cash equivalents	270.4	188.1	(192)
Cash and cash equivalents, beginning of period	359.3	171.2	363.2
Cash and cash equivalents, end of period	$ 629.7	$ 359.3	$ 171.2

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Millions, except Share data in Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Accumulated Translation Adjustment [Member]	Accumulated Defined Benefit Plans Adjustment [Member]	Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges [Member]	Accumulated Other Comprehensive Income [Member]	Total
Balance at Sep. 30, 2007	$ 1	$ 999	$ 1,362.7	$ (1,755.6)	$ 47.5	$ 9.9	$ (10.6)	$ 46.8
Balance (Shares) at Sep. 30, 2007	97,084			(39,772)
Net proceeds from equity offering	0	0
Net proceeds from equity offering (Shares)	0
Net earnings			329.3						329.3
Activity under stock plans		35.9	(20.2)	36.3
Activity under stock plans (Shares)				871
Foreign currency translation adjustment					3.8				3.8
Pension/postretirement activity						(46.5)			(46.5)
Activity							3.8		3.8
Balance (Shares) at Sep. 30, 2008	97,084			(38,901)
Balance at Sep. 30, 2008	1	1,034.9	1,671.8	(1,719.3)	51.3	(36.6)	(6.8)	7.9	996.3
Net proceeds from equity offering	0.1	510.1
Net proceeds from equity offering (Shares)	10,925
Net earnings			297.8						297.8
Activity under stock plans		10.3	(6.4)	16.9
Activity under stock plans (Shares)				414
Foreign currency translation adjustment					12.7				12.7
Pension/postretirement activity						(78.6)			(78.6)
Activity							3.1		3.1
Balance (Shares) at Sep. 30, 2009	108,009			(38,487)
Balance at Sep. 30, 2009	1.1	1,555.3	1,963.2	(1,702.4)	64	(115.2)	(3.7)	(54.9)	1,762.3
Net proceeds from equity offering	0	0
Net proceeds from equity offering (Shares)	0
Net earnings			403						403
Activity under stock plans		14.2	(12.3)	34.8
Activity under stock plans (Shares)				834
Foreign currency translation adjustment					(43.2)				(43.2)
Pension/postretirement activity						(47.5)			(47.5)
Activity							(11.7)		(11.7)
Balance (Shares) at Sep. 30, 2010	108,009			(37,653)
Balance at Sep. 30, 2010	$ 1.1	$ 1,569.5	$ 2,353.9	$ (1,667.6)	$ 20.8	$ (162.7)	$ (15.4)	$ (157.3)	$ 2,099.6

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY [Parenthetical] (USD $) In Millions	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Stock Holders Equity Parenthetical [Abstract]
Tax on accumulated other comprehensive income (loss), defined benefit pension and other postretirement plans	$ (73.7)	$ (53.9)	$ (8)
Tax on accumulated other comprehensive income (loss), cumulative changes in net gain (loss) from cash flow hedges	$ (9)	$ (2.1)	$ (3)

Basis of Presentation and Use of Estimates	12 Months Ended
Sep. 30, 2010
Basis of Presentation [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
(1)
Basis of Presentation and Use of Estimates

The financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions are eliminated. Investments in affiliated companies, 20% through 50% owned, are accounted for under the equity method.

Preparation of the financial statements in conformity with generally accepted accounting principles in the U.S. (GAAP) requires Energizer Holdings, Inc. and its subsidiaries (the Company) to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. On an ongoing basis, the Company evaluates its estimates, including those related to customer programs and incentives, product returns, bad debts, inventories, intangible and other long-lived assets, income taxes, financing, pensions and other postretirement benefits, contingencies and acquisitions. Actual results could differ from those estimates.

Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2010
Summary of Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
(2)
Summary of Significant Accounting Policies

The Company's significant accounting policies, which conform to GAAP and are applied on a consistent basis among all years presented, except as indicated, are described below.

Foreign Currency Translation
- Financial statements of foreign operations where the local currency is the functional currency are translated using end-of-period exchange rates for assets and liabilities, and average exchange rates during the period for results of operations. Related translation adjustments are reported as a component within accumulated other comprehensive income in the shareholders' equity section of the Consolidated Balance Sheets.

For foreign operations that are considered highly inflationary, translation practices differ in that inventories, properties, accumulated depreciation and depreciation expense are translated at historical rates of exchange, and translation adjustments for monetary assets and liabilities are included in earnings. Gains and losses from foreign currency transactions are generally included in earnings.

Effective January 1, 2010, the financial statements for our Venezuela subsidiary are consolidated under the rules governing the translation of financial information in a highly inflationary economy based on the use of the blended National Consumer Price Index in Venezuela. Under GAAP, an economy is considered highly inflationary if the cumulative inflation rate for a three year period meets or exceeds 100 percent. If a subsidiary is considered to be in a highly inflationary economy, the financial statements of the subsidiary must be re-measured into our reporting currency (U.S. dollar) and future exchange gains and losses from the re-measurement of monetary assets and liabilities are reflected in current earnings, rather than exclusively in the equity section of the balance sheet, until such time as the economy is no longer considered highly inflationary. For further information regarding the Company's Venezuela affiliate, see Note 3 of the Notes to Consolidated Financial Statements.

Financial Instruments and Derivative Securities
- The Company uses financial instruments, from time to time, in the management of foreign currency, interest rate and other risks that are inherent to its business operations. Such instruments are not held or issued for trading purposes.

Foreign exchange (F/X) instruments, including currency forwards, are used primarily to reduce transaction exposures and, to a lesser extent, to manage other translation exposures. F/X instruments used are selected based on their risk reduction attributes and the related market conditions. The Company has designated certain foreign currency contracts as cash flow hedges for accounting purposes as of September 30, 2010.

The Company also holds a contract with an embedded derivative instrument to mitigate the risk of its deferred compensation liabilities.

The Company uses raw materials that are subject to price volatility. The Company uses hedging instruments as it desires to reduce exposure to variability in cash flows associated with future purchases of zinc or other commodities. These instruments are designated as cash flow hedges for accounting purposes at September 30, 2010.

The Company has interest rate risk with respect to interest expense on variable rate debt. During fiscal 2009, the Company entered into interest rate swap agreements with two major financial institutions that fixed the variable benchmark component (LIBOR) of the Company's interest rate on  $300 of the Company's variable rate debt through December 2012.

See further discussion in Note 13 of the Notes to Consolidated Financial Statements.

Cash Equivalents
- For purposes of the Consolidated Statements of Cash Flows, cash equivalents are all considered to be highly liquid investments with a maturity of three months or less when purchased.

Accounts Receivable Valuation
- Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the Company's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information. Bad debt expense is included in Selling, general and administrative expense (SG&A) in the Consolidated Statements of Earnings.

Inventories
- Inventories are valued at the lower of cost or market, with cost generally being determined using average cost or the first-in, first-out (FIFO) method.

As part of the shave preparation acquisition in fiscal 2009 and the Playtex acquisition in fiscal 2008, the Company recorded fair value adjustments of  $3.7 and  $27.5, respectively, to bring the carrying value of the inventory purchased to an amount which approximated the estimated selling price of the finished goods on hand at the acquisition closing date less the sum of (a) costs of disposal and (b) a reasonable profit allowance for the selling effort of the acquiring entity. As the inventory was sold during the fourth quarter of fiscal 2009 as it relates to the shave preparation acquisition, and during the first and second quarters of fiscal 2008, as it relates to the Playtex acquisition, the adjustments were charged to cost of products sold in the respective periods.

Capitalized Software Costs
- Capitalized software costs are included in Other Assets. These costs are amortized using the straight-line method over periods of related benefit ranging from three to seven years. Expenditures related to capitalized software are included in the Capital expenditures caption in the Consolidated Statements of Cash Flows. Amortization expense was  $5.8,  $5.9 and  $5.3 in fiscal 2010, 2009 and 2008, respectively.

Property, Plant and Equipment, net
- Property, plant and equipment is stated at historical costs. Property, plant and equipment acquired as part of a business combination is recorded at fair value. Expenditures for new facilities and expenditures that substantially increase the useful life of property, including interest during construction, are capitalized and reported in the Capital expenditures caption in the Consolidated Statements of Cash Flows. Maintenance, repairs and minor renewals are expensed as incurred. When property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts, and gains or losses on the disposition are reflected in earnings. Depreciation is generally provided on the straight-line basis by charges to costs or expenses at rates based on estimated useful lives. Estimated useful lives range from two to 25 years for machinery and equipment and three to 30 years for buildings. Depreciation expense was  $119.3,  $111.0 and  $121.4 in fiscal 2010, 2009 and 2008, respectively.

Estimated useful lives are periodically reviewed and, when appropriate, changes are made prospectively. When certain events or changes in operating conditions occur, asset lives may be adjusted and an impairment assessment may be performed on the recoverability of the carrying amounts.

Goodwill and Other Intangible Assets
-
Goodwill and indefinite-lived intangibles are not amortized, but are evaluated annually for impairment as part of the Company's annual business planning cycle in the fourth quarter, or when indicators of a potential impairment are present. The fair value of each reporting unit is estimated using valuation models that incorporate assumptions and projections of expected future cash flows and operating plans. Intangible assets with finite lives, and a remaining weighted average life of approximately six years, are amortized on a straight-line basis over expected lives of 5 years to 15 years. Such intangibles are also evaluated for impairment including ongoing monitoring of potential impairment indicators.

Impairment of Long-Lived Assets
- The Company reviews long-lived assets, other than goodwill and other intangible assets for impairment, when events or changes in business circumstances indicate that the remaining useful life may warrant revision or that the carrying amount of the long-lived asset may not be fully recoverable. The Company performs undiscounted cash flow analyses to determine if impairment exists. If impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less cost of disposal.

Revenue Recognition
- The Company's revenue is from the sale of its products. Revenue is recognized when title, ownership and risk of loss pass to the customer. Discounts are offered to customers for early payment and an estimate of the discounts is recorded as a reduction of net sales in the same period as the sale. Our standard sales terms are final and returns or exchanges are not permitted unless a special exception is made; reserves are established and recorded in cases where the right of return does exist for a particular sale.

Under certain circumstances, we allow customers to return sun care products that have not been sold by the end of the sun care season, which is normal practice in the sun care industry. We record sales at the time the title, ownership and risk of loss pass to the customer. The terms of these sales vary but, in all instances, the following conditions are met: the sales arrangement is evidenced by purchase orders submitted by customers; the selling price is fixed or determinable; title to the product has transferred; there is an obligation to pay at a specified date without any additional conditions or actions required by the Company; and collectability is reasonably assured. Simultaneously with the sale, we reduce sales and cost of sales, and reserve amounts on our consolidated balance sheet for anticipated returns based upon an estimated return level, in accordance with GAAP. Customers are required to pay for the sun care product purchased during the season under the required terms. We generally receive returns of U.S. sun care products from September through January following the summer sun care season. We estimate the level of sun care returns using a variety of inputs including historical experience, consumption trends during the sun care season and inventory positions at key retailers as the sun care season progresses. We monitor shipment activity and inventory levels at key retailers during the season in an effort to gauge potential returns issues. This allows the Company to manage shipment activity to our customers, especially in the latter stages of the sun care season, to reduce the potential for returned product.

The Company offers a variety of programs, such as consumer coupons and similar consumer rebate programs, primarily to its retail customers, designed to promote sales of its products. Such programs require periodic payments and allowances based on estimated results of specific programs and are recorded as a reduction to net sales. The Company accrues, at the time of sale, the estimated total payments and allowances associated with each transaction. Additionally, the Company offers programs directly to consumers to promote the sale of its products. Promotions which reduce the ultimate consumer sale prices are recorded as a reduction of net sales at the time the promotional offer is made, generally using estimated redemption and participation levels. Taxes we collect on behalf of governmental authorities, which are generally included in the price to the customer, are also recorded as a reduction of net sales. The Company continually assesses the adequacy of accruals for customer and consumer promotional program costs not yet paid. To the extent total program payments differ from estimates, adjustments may be necessary. Historically, these adjustments have not been material.

Advertising and Promotion Costs
- The Company advertises and promotes its products through national and regional media and expenses such activities in the year incurred.

Fair Values of Financial Instruments
-
Certain financial instruments are required to be recorded at fair value. Changes in assumptions or estimation methods could affect the fair value estimates; however, we do not believe any such changes would have a material impact on our financial condition, results of operations or cash flows. Other financial instruments including cash and cash equivalents and short-term borrowings, including notes payable, are recorded at cost, which approximates fair value. The fair values of long-term debt and financial instruments are disclosed in Note 13 of the Notes to Consolidated Financial Statements.

Reclassifications
- Certain reclassifications have been made to the prior year financial statements to conform to the current presentation.

Recently Issued Accounting Pronouncements
-
Other than as described below, no new accounting pronouncement issued or effective during the fiscal year has had or is expected to have a material impact on the consolidated financial statements.

On October 1, 2009, the Company adopted new fair value guidance for nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. Assets and liabilities subject to this guidance primarily include goodwill and indefinite-lived intangible assets measured at fair value for impairment assessments, long-lived assets measured at fair value for impairment assessments, and non-financial assets and liabilities measured at fair value in business combinations. The adoption of this new guidance did not affect our financial position, results of operations or cash flows for the periods presented.

On October 1, 2009, the Company adopted an accounting standard that requires additional disclosures about the major categories of plan assets and concentrations of risk for an employer's plan assets of a defined benefit pension or other postretirement plan, as well as disclosure of fair value levels, similar to the disclosure requirements of the fair value measurements accounting standard. The required disclosures are presented in Note 8 of the Notes to Consolidated Financial Statements.

On January 1, 2010, we adopted the Financial Accounting Standards Board (FASB) issued accounting standard update (ASU) to Fair Value Measurements and Disclosures. This guidance requires new disclosures and clarifies existing disclosure requirements about fair value measurement. Specifically, the Company is required to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to also describe the reasons for the transfers. See Note 13 of the Notes to Consolidated Financial Statements for further information regarding fair value measures and disclosures.

On January 1, 2010,
we adopted the FASB issued ASU on subsequent events. This new guidance amended the previously issued guidance on subsequent events and removes the requirement for public companies to disclose the date through which the entity has evaluated subsequent events.

Venezuela	12 Months Ended
Sep. 30, 2010
European Subsidiary [Abstract]
Foreign Currency Disclosure [Text Block]
(3)
Venezuela

At December 31, 2009, which is the end of our first fiscal quarter of 2010, the Company determined that the parallel rate was the appropriate rate to use for the translation of our Venezuela affiliate's financial statements for the purposes of consolidation based on the facts and circumstances of our business, including the fact that the parallel rate was the then current method used to settle U.S. dollar invoices for newly imported product. As a result, the Company recorded a pre-tax loss, net of the impact of certain settlements, as a result of devaluing its U.S. dollar based intercompany payable of approximately  $20 in fiscal 2010, which was included in other financing on the Consolidated Statements of Earnings. The pre-tax loss reflects the higher local currency expected to be required to settle this U.S. dollar based obligation due to the use of the parallel rate, which was substantially unfavorable to the then official exchange rate. This U.S. dollar intercompany payable is an obligation of our Venezuela affiliate to other Energizer affiliates for costs associated with the importing of goods for resale in Venezuela.

Effective January 1, 2010, the financial statements for our Venezuela subsidiary are consolidated under the rules governing the translation of financial information in a highly inflationary economy based on the use of the blended National Consumer Price Index in Venezuela. Under GAAP, an economy is considered highly inflationary if the cumulative inflation rate for a three year period meets or exceeds 100 percent. If a subsidiary is considered to be in a highly inflationary economy, the financial statements of the subsidiary must be re-measured into our reporting currency (U.S. dollar) and future exchange gains and losses from the re-measurement of monetary assets and liabilities are reflected in current earnings, rather than exclusively in the equity section of the balance sheet, until such time as the economy is no longer considered highly inflationary. At September 30, 2010, the U.S. dollar value of monetary assets, net of monetary liabilities, which would be subject to an earnings impact from translation rate movements for our Venezuela affiliate under highly inflationary accounting was approximately  $22.

On January 8, 2010, the Venezuelan government announced its intention to devalue the Bolivar Fuerte relative to the U.S. dollar. The revised official exchange rate for imported goods considered non-essential moved to an exchange rate of 4.30 to 1 U.S. dollar, which was twice the previous official rate prior to the devaluation. As noted above, the Company determined, prior to this official devaluation, that the parallel rate was the appropriate rate to use for the translation of our Venezuela affiliate's financial statements, so this action did not result in any further devaluation charges.

In May 2010, the Venezuela government introduced additional exchange controls over securities transactions in the parallel market. It established the Central Bank of Venezuela as the only legal intermediary through which parallel market transactions can be executed and established government control over the parallel exchange rate, which was set at approximately 5.30 to 1 U.S. dollar at September 30, 2010. At the same time, it significantly reduced the notional amount of transactions that run through this Central Bank controlled, parallel market mechanism. This has eliminated our ability to access the historical parallel market to pay for imported goods and to most effectively manage our local monetary asset balances.

Since foreign exchange is no longer available in the historical parallel market, the Company is now using the Central Bank of Venezuela controlled parallel market rate of 5.30, as the translation rate for our Venezuela affiliate's financial statements for the purposes of consolidation. This includes the translation of monthly operating results (beginning in June 2010) and the valuation of our net monetary assets under highly inflationary accounting. Since this rate is somewhat favorable to the historical parallel rate, which was previously adopted as the appropriate rate for translation purposes on December 31, 2009 as noted above, we have recorded a gain, included in other financing, of approximately  $2, pre-tax, to reflect the improved translation rate for the carrying value of our Venezuela affiliate's net monetary assets under highly inflationary accounting. However, due to the level of uncertainty in Venezuela, we cannot predict the exchange rate that will ultimately be used to convert our local currency monetary assets to U.S. dollars in the future. As a result, further charges reflecting a less favorable exchange rate outcome are possible.

Goodwill and Intangible Assets	12 Months Ended
Sep. 30, 2010
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
(4)
Goodwill and Intangible Assets

Goodwill and intangible assets deemed to have an indefinite life are not amortized, but reviewed annually for impairment of value or when indicators of a potential impairment are present. The Company monitors changing business conditions, which may indicate that the remaining useful life of goodwill and other intangible assets may warrant revision or carrying amounts may require adjustment. As part of our business planning cycle, we performed our annual impairment test in the fourth quarter of fiscal 2010, 2009 and 2008. Impairment testing was performed for each of the Company's reporting units: Household Products, Wet Shave and Playtex. No impairments were identified and no adjustments were deemed necessary in fiscal 2010, 2009 and 2008.
However, future changes in the judgments, assumptions and estimates that are used in our impairment testing including discount and tax rates or future cash flow projections, could result in significantly different estimates of the fair values in the future. A reduction in the estimated fair values could result in impairment charges that could materially affect our financial statements in any given year. The recorded value of goodwill and intangible assets from recently acquired businesses are derived from more recent business operating plans and macroeconomic environmental conditions and therefore are more susceptible to an adverse change that could require an impairment charge.

For example, because the Playtex intangible and goodwill amounts represent values of a relatively more recent acquisition date, such amounts are more susceptible to an impairment risk, if operating results or macroeconomic conditions deteriorate. Playtex indefinite-lived intangible assets, exclusive of goodwill, represent approximately 77% of total indefinite-lived intangible assets and approximately 63% of total goodwill at September 30, 2010. We utilized a discounted cash flow model to test intangible assets and goodwill for impairment. Key assumptions used in the Playtex impairment analysis included (i) an eight year compound annual growth rate of approximately 3.6% for revenue; (ii) terminal value using a revenue growth rate of 3% and discount rates ranging from 8% to 9%.

The following table represents the carrying amount of goodwill by segment at September 30, 2010:

	Household	Personal
	Products	Care	Total
Balance at October 1, 2009	$37.1	$1,289.1	$1,326.2
Cumulative translation adjustment	0.1	(9.9)	(9.8)
Balance at September 30, 2010	$37.2	$1,279.2	$1,316.4

The Company had indefinite-lived trademarks and tradenames of  $1,704.4 at September 30, 2010 and  $1,709.2 at September 30, 2009. Changes in indefinite-lived trademarks and tradenames are due primarily to changes in foreign currency translation.

Total amortizable intangible assets at September 30, 2010 are as follows:

	Gross	Accumulated
	C arrying Amoun t	Amortization	Net
Tradenames / Brands	$11.5	$(8.7)	$2.8
Technology and patents	52.7	(30.3)	22.4
Customer-related / Other	69.5	(24.9)	44.6
Total amortizable intangible assets	$133.7	$(63.9)	$69.8

Amortizable intangible assets, with a weighted average remaining life of approximately six years, are amortized on a straight-line basis over expected lives of 5 years to 15 years.

Amortization expense for intangible assets totaled  $14.1 for the current year. Estimated amortization expense for amortizable intangible assets for the years ending September 30, 2011, 2012, 2013, and 2014, is approximately  $14.1, 13.9, 11.8, and 8.9, respectively,  $6.6 for the years ending September 30, 2015 and 2016 and 7.9 thereafter.

Income Taxes	12 Months Ended
Sep. 30, 2010
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
(5)
Income Taxes

The provisions for income taxes consisted of the following for the years ended September 30:

	2010	2009	2008
Currently payable:
United States - Federal	$67.0	$91.7	$47.7
State	8.4	8.6	5.0
Foreign	66.3	55.4	64.2
Total current	141.7	155.7	116.9
Deferred:
United States - Federal	(7.8)	(12.5)	29.0
State	(0.3)	(0.5)	1.1
Foreign	6.8	4.8	(3.1)
Total deferred	(1.3)	(8.2)	27.0
Provision for income taxes	$140.4	$147.5	$143.9

The source of pre-tax earnings was:
	2010	2009	2008
United States	$225.5	$197.3	$197.9
Foreign	317.9	248.0	275.3
Pre-tax earnings	$543.4	$445.3	$473.2

A reconciliation of income taxes with the amounts computed at the statutory federal rate follows:

	2010		2009		2008
Computed tax at federal statutory rate	$190.2	35.0%	$155.9	35.0%	$165.6	35.0%
State income taxes, net of federal tax benefit	5.3	1.0	5.1	1.1	2.6	0.6
Foreign tax less than the federal rate	(38.9)	(7.2)	(28.9)	(6.5)	(33.1)	(7.0)
Tax benefits - special foreign dividend	(23.5)	(4.3)	-	-	-	-
Adjustments to prior years' tax accruals	(6.1)	(1.1)	1.5	1.0	1.1	0.2
Other taxes including repatriation of foreign earnings	11.0	2.0	10.4	1.7	1.5	0.3
Nontaxable share option	(0.2)	(0.1)	1.1	0.2	5.7	1.2
Other, net	2.6	0.5	2.4	0.6	0.5	0.1
Total	$140.4	25.8%	$147.5	33.1%	$143.9	30.4%

Adjustments were recorded in each of the three years to revise previously recorded tax accruals to reflect refinement of tax attribute estimates to amounts in filed returns and settlement of tax audits and other tax adjustments in a number of jurisdictions. Such adjustments decreased the income tax provision by  $6.1 in fiscal 2010 and increased the income tax provision by  $1.5 and  $1.1 in fiscal 2009 and 2008, respectively.

The deferred tax assets and deferred tax liabilities recorded on the balance sheet as of September 30 for the years indicated are as follows and include current and noncurrent amounts:

	2010	2009
Deferred tax liabilities:
Depreciation and property differences	$(103.9)	$(101.8)
Intangible assets	(534.3)	(532.4)
Other tax liabilities	(6.1)	(4.7)
Gross deferred tax liabilities	(644.3)	(638.9)

Deferred tax assets:
Accrued liabilities	120.7	101.0
Deferred and stock-related compensation	78.4	82.0
Tax loss carryforwards and tax credits	23.5	14.6
Intangible assets	21.9	31.2
Postretirement benefits other than pensions	11.0	6.4
Pension plans	79.4	63.2
Inventory differences	23.8	25.8
Other tax assets	7.6	7.2
Gross deferred tax assets	366.3	331.4

Valuation allowance	(11.0)	(10.3)
Net deferred tax liabilities	$(289.0)	$(317.8)

There were no material tax loss carryforwards that expired in fiscal 2010. Future expirations of tax loss carryforwards and tax credits, if not utilized, are as follows for each fiscal year: 2011,  $0.2; 2012,  $0.5; 2013,  $1.9; 2014,  $2.1; and thereafter or no expiration,  $18.8. The valuation allowance is attributed to tax loss carryforwards and tax credits outside the U.S.

At September 30, 2010, approximately  $960 of foreign subsidiary retained earnings was considered indefinitely invested in those businesses. U.S. income taxes have not been provided for such earnings. It is not practicable to determine the amount of unrecognized deferred tax liabilities associated with such earnings.

Unrecognized tax benefits activity for the years ended September 30, 2010 and 2009 are summarized below:

	2010	2009
Unrecognized tax benefits, beginning of year	$46.9	$47.0
Additions based on current year tax positions	5.0	3.3
Reductions for prior year tax positions	(1.4)	(1.6)
Settlements with taxing authorities/statute expirations	(1.8)	(1.8)
Unrecognized tax benefits, end of year	$48.7	$46.9

Included in the unrecognized tax benefits noted above are  $44.5 of uncertain tax positions that would affect the Company's effective tax rate, if recognized. The Company does not expect any significant increases or decreases to their unrecognized tax benefits within twelve months of this reporting date. In the Consolidated Balance Sheets, unrecognized tax benefits are classified as Other liabilities (non-current) to the extent that payment is not anticipated within one year.

The Company classifies accrued interest and penalties related to unrecognized tax benefits in the income tax provision. The Company accrued approximately  $7.0 of interest and  $0.7 of penalties at September 30, 2010 and  $6.7 of interest and  $0.7 of penalties at September 30, 2009. Interest was computed on the difference between the tax position recognized in accordance with GAAP and the amount previously taken or expected to be taken in the Company's tax returns.

The Company files income tax returns in the U.S. federal jurisdiction, various cities and states, and more than 40 foreign jurisdictions where the Company has operations. U.S. federal income tax returns for tax years ended September 30, 2003 and after remain subject to examination by the Internal Revenue Service. With few exceptions, the Company is no longer subject to state and local income tax examinations for years before September 30, 2002. The status of international income tax examinations varies by jurisdiction. The Company does not anticipate any material adjustments to its financial statements resulting from tax examinations currently in progress.

Earnings Per Share	12 Months Ended
Sep. 30, 2010
Earnings Per Share Disclosure [Abstract]
Earnings Per Share [Text Block]
6)
Earnings Per Share

For each period presented below, basic earnings per share is based on the average number of shares outstanding during the period. Diluted earnings per share is based on the average number of shares used for the basic earnings per share calculation, adjusted for the dilutive effect of stock options and restricted stock equivalents.

The following table sets forth the computation of basic and diluted earnings per share (shares in millions):

	FOR THE YEARS ENDED SEPTEMBER 30,
	2010	2009	2008
Numerator:
Net earnings for basic and dilutive earnings per share	$403.0	$297.8	$329.3

Denominator:
Weighted-average shares - basic	70.0	62.4	57.6
Effect of dilutive securities:
Stock options	0.2	0.4	0.7
Restricted stock equivalents	0.3	0.3	0.6
Total dilutive securities	0.5	0.7	1.3

Weighted-average shares - diluted	70.5	63.1	58.9

Basic net earnings per share	$5.76	$4.77	$5.71

Diluted net earnings per share	$5.72	$4.72	$5.59

At September 30, 2010, approximately 1.2 million of the Company's outstanding restricted stock equivalents and stock options were not included in the diluted net earnings per share calculation because to do so would have been anti-dilutive. In the event the potentially dilutive securities are anti-dilutive on net earnings per share (i.e., have the effect of increasing EPS), the impact of the potentially dilutive securities is not included in the computation. There were approximately 0.8 million and 0.4 million anti-dilutive securities at September 30, 2009 and 2008, respectively, which were not included in the diluted net earnings per share calculations for the reason noted above.

Share-Based Payments	12 Months Ended
Sep. 30, 2010
Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
(7)
Share-Based Payments

The Company's Incentive Stock Plan was initially adopted by the Board of Directors in March 2000 and approved by shareholders at the 2001 Annual Meeting of Shareholders. This plan was superseded in January 2009 as the Board of Directors approved a new plan, which was approved by shareholders at the 2009 Annual Meeting of Shareholders. New awards granted after January 2009 are issued under the latest plan. Under the latest plan, awards of restricted stock, restricted stock equivalents or options to purchase the Company's common stock (ENR stock) may be granted to directors, officers and employees. A maximum of 4.0 million shares of ENR stock was approved to be issued under the latest plan. For purposes of determining the number of shares available for future issuance under the latest plan, awards of restricted stock and restricted stock equivalents reduces the shares available for future issuance by 1.95 for every one share awarded. Options awarded reduces the number of shares available for future issuance on a one-for-one basis. At September 30, 2010 and 2009, there were 2.0 million and 3.4 million shares, respectively, available for future awards under the January 2009 plan. At September 30, 2008, there were 2.8 million shares available for future awards under the original plan adopted in March 2001. Since the original plan has been superseded, no further shares under this original plan were available for future awards after the adoption of the 2009 plan.

Options are granted at the market price on the grant date and generally have vested ratably over three to seven years. These awards typically have a maximum term of 10 years. Restricted stock and restricted stock equivalent awards may also be granted. Option shares and prices, and restricted stock and stock equivalent awards, are adjusted in conjunction with stock splits and other recapitalizations so that the holder is in the same economic position before and after these equity transactions.

The Company permits deferrals of bonus and salary and for directors, retainers and fees, under the terms of its Deferred Compensation Plan. Under this plan, employees or directors deferring amounts into the Energizer Common Stock Unit Fund are credited with a number of stock equivalents based on the fair value of ENR stock at the time of deferral. In addition, the participants are credited with an additional number of stock equivalents, equal to 25% for employees and 33 1/3% for directors, of the amount deferred. This additional match vests immediately for directors and three years from the date of initial crediting for employees. Effective January 1, 2011, the 33 1/3% match for directors was eliminated for future deferrals. Amounts deferred into the Energizer Common Stock Unit Fund, and vested matching deferrals, may be transferred to other investment options offered under the plan after specified restriction periods. At the time of termination of employment, or for directors, at the time of termination of service on the Board, or at such other time for distribution, which may be elected in advance by the participant, the number of equivalents then vested and credited to the participant's account is determined and an amount in cash equal to the fair value of an equivalent number of shares of ENR stock is paid to the participant. This plan is reflected in Other liabilities on the Consolidated Balance Sheets.

The Company uses the straight-line method of recognizing compensation cost. Total compensation cost charged against income for the Company's share-based compensation arrangements was  $28.2,  $15.3 and  $26.4 for the years ended September 30, 2010, 2009 and 2008, respectively, and was recorded in SG&A expense. The total income tax benefit recognized in the Consolidated Statements of Earnings for share-based compensation arrangements was  $9.4,  $5.6 and  $9.6 for the years ended September 30, 2010, 2009 and 2008, respectively. Restricted stock issuance and shares issued for stock option exercises under the Company's share-based compensation program are generally issued from treasury shares.

Options

In October 2009, the Company granted non-qualified stock options to purchase 266,750 shares of ENR stock to certain executives and employees of the Company. The options vest on the third anniversary of the date of the grant, but may accelerate and become exercisable before that date upon the recipient's death or disability or upon a change in control. The options remain exercisable for 10 years from the date of grant. However, this term may be reduced under certain circumstances including the recipient's termination of employment.

As of September 30, 2010, the aggregate intrinsic value of stock options outstanding and stock options exercisable was  $20.1 and  $19.6, respectively. The aggregate intrinsic value of stock options exercised for the years ended September 30, 2010, 2009 and 2008 was  $21.1,  $9.3 and  $36.7, respectively. When valuing new grants, Energizer uses an implied volatility, which reflects the expected volatility for a period equal to the expected life of the option. No new option awards were granted in the years ended September 30, 2009 and 2008. The weighted-average fair value of options granted in fiscal 2010 was  $27.00 per option. This was estimated using the Black Scholes option-pricing model with the following weighted-average assumptions:

2010
Risk-free interest rate	3.98%
Expected life of option	5.5 years
Expected volatility of ENR stock	37.04%
Expected dividend yield on ENR stock	-

As of September 30, 2010, unrecognized compensation costs related to stock options granted was  $4.5. For outstanding nonqualified stock options, the weighted-average remaining contractual life is 4.7 years.

The following table summarizes nonqualified ENR stock option activity during the current fiscal year (shares in millions):

		Weighted-Average
	Shares	Exercise Price
Outstanding on October 1, 2009	1.32	$33.06
Issued	0.27	65.63
Cancelled	(0.03)	41.94
Exercised	(0.56)	22.85
Outstanding on September 30, 2010	1.00	$47.12
Exercisable on September 30, 2010	0.74	$40.85

Restricted Stock Equivalents (RSE)

In October 2006, the Board of Directors approved two grants of RSE. First, a grant to certain employees included 112,350 shares that vest ratably over four years. The second grant for 303,000 shares was awarded to senior executives and consists of two pieces: 1) 25% of the total restricted stock equivalents granted vested on the third anniversary of the date of grant; 2) the remainder of the RSE did not vest because the Company performance target was not achieved.

In October 2007, the Company granted RSE awards to certain employees which included approximately 219,800 shares that vest ratably over four years and 11,000 that vested ratably over two years. At the same time, the Company granted RSE awards to senior executives totaling approximately 267,000 shares which vest as follows: 1) 25% of the total restricted stock equivalents granted vested on the third anniversary of the date of grant; 2) the remainder of the RSE did not vest because the Company performance target was not achieved.

In October 2008, the Company granted RSE awards to certain employees which included approximately 265,200 shares that vest ratably over four years or upon death, disability or change of control. At the same time, the Company granted RSE awards to senior executives totaling approximately 374,600 which vest as follows: 1) 25% of the total restricted stock equivalents granted vest on the third anniversary of the date of grant or upon death, disability or change of control; 2) the remainder vests on the date that the Company publicly releases its earnings for its 2011 fiscal year contingent upon the Company's compound annual growth rate for reported earnings per share (EPS CAGR) for the three year period ending on September 30, 2011. If an EPS CAGR of 15% is achieved, the remaining 75% of the grant vests, with smaller percentages of the remaining 75% vesting if the Company achieves an EPS CAGR between 8% and 15%. In addition, the terms of the performance awards provide that the awards vest upon death, disability and in some instances upon change of control. The total performance award expected to vest will be amortized over the vesting period.

In February 2009, the Company granted RSE awards to senior executives totaling approximately 296,000 shares. These awards were granted in lieu of (i) each executive's continued participation in the 2009 annual cash bonus program, (ii) his or her right to receive accruals under the Company's Supplemental Executive Retirement Plan (an excess pension plan) for calendar year 2009, and (iii) his or her right to receive Company matching accruals under the Company's Executive Savings Investment Plan (an excess 401(k) plan) for the 2009 calendar year. Vesting of the equivalents occurred on November 16, 2009, and the number of shares vested, which was 142,466, was determined based on achievement of individual and Company performance targets for the period from October 1, 2008 through September 30, 2009. The total award which vested was amortized over the vesting period.

In October 2009, the Company granted RSE awards to certain employees which included approximately 266,300 shares that vest ratably over four years or upon death, disability or change of control. At the same time, the Company granted two RSE awards to senior executives. One grant includes approximately 145,900 shares and vests on the third anniversary of the date of grant or upon death, disability or change of control. The second grant includes approximately 339,700 performance shares which vests on the date that the Company publicly releases its earnings for its 2012 fiscal year contingent upon the Company's EPS CAGR for the three year period ending on September 30, 2012. Under the terms of the performance award, 100% of the grant vests if a three year EPS CAGR of at least 12% is achieved, with smaller percentages vesting if the Company achieves a three year EPS CAGR between 5% and 12%. In addition, the terms of the performance awards provide that the awards vest upon death, disability and in some instances upon change of control. The total performance award expected to vest is amortized over the vesting period.

The Company records estimated expense for the performance based grants based on the cumulative program-to-date CAGR for each respective program unless evidence exists that a different ultimate CAGR is likely to occur.

The following table summarizes RSE activity during the current year (shares in millions):

		Weighted-Average
		Grant Date Fair
	Shares	Value
Nonvested RSE at October 1, 2009	1.83	$75.95
Granted	0.76	65.60
Vested	(0.41)	69.24
Cancelled	(0.40)	67.27
Nonvested RSE at September 30, 2010	1.78	$75.04

As of September 30, 2010, there was an estimated  $37.1 of total unrecognized compensation costs related to RSE granted to date, which will be recognized over a weighted-average period of approximately 1.4 years. The amount recognized will vary as vesting for a portion of the awards depends on the achievement of the established CAGR targets. The weighted-average fair value for RSE granted in fiscal 2010, 2009 and 2008 was  $65.6,  $63.2 and  $116.1, respectively. The fair value of RSE vested in fiscal 2010, 2009 and 2008 was  $25.8,  $18.0 and  $10.4, respectively.

In October 2010, which is fiscal 2011, the Company granted RSE awards to certain employees which included approximately 313,300 shares that vest ratably in most cases over four years or upon death, disability or change of control. At the same time, the Company granted two RSE awards to key executives. One grant includes approximately 86,700 shares and vests on the third anniversary of the date of grant or upon death, disability or change of control. The second grant includes approximately 202,300 shares which vests on the date that the Company publicly releases its earnings for its 2013 fiscal year contingent upon the Company's EPS CAGR for the three year period ending on September 30, 2013. Under the terms of the award, 100% of the grant vests if an EPS CAGR of at least 12% is achieved, with smaller percentages vesting if the Company achieves an EPS CAGR between 5% and 12%. In addition, the terms of the performance awards provide that the awards vest upon death, disability and in some instances upon change of control. The total performance award expected to vest will be amortized over the vesting period.

In November 2010, which is fiscal 2011, the Company granted two RSE awards to executive officers. One grant includes approximately 47,900 shares and vests on the third anniversary of the date of grant or upon death, disability or change of control. The second grant includes approximately 111,700 shares which vests on the date that the Company publicly releases its earnings for its 2013 fiscal year contingent upon the Company's EPS CAGR for the three year period ending on September 30, 2013. Under the terms of the award, 100% of the grant vests if an EPS CAGR of at least 12% is achieved, with smaller percentages vesting if the Company achieves an EPS CAGR between 5% and 12%. In addition, the terms of the performance awards provide that the awards vest upon death, disability and in some instances upon change of control. The total performance award expected to vest will be amortized over the vesting period.

Pension Plans and Other Postretirement Benefits	12 Months Ended
Sep. 30, 2010
Pension Plans and Other Postretirement Benefits [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
(8)
Pension Plans and Other Postretirement Benefits

The Company has several defined benefit pension plans covering substantially all of its employees in the U.S. and certain employees in other countries. The plans provide retirement benefits based, in certain circumstances, on years of service and on earnings.

The Company also sponsors or participates in a number of other non-U.S. pension arrangements, including various retirement and termination benefit plans, some of which are required by local law or coordinated with government-sponsored plans, which are not significant in the aggregate and therefore are not included in the information presented in the following tables.

The Company currently provides other postretirement benefits, consisting of health care and life insurance benefits for certain groups of retired employees. Certain retirees are eligible for a fixed subsidy, provided by the Company, toward their total cost of health care benefits. Retiree contributions for health care benefits are adjusted periodically to cover the entire increase in total plan costs. Cost trend rates no longer materially impact the Company's future cost of the plan due to the fixed nature of the subsidy.

The following tables present the benefit obligation, plan assets and funded status of the plans:

	September 30,
	Pension		Postretirement
	2010	2009	2010	2009
Change in Projected Benefit Obligation
Benefit obligation at beginning of year	$936.3	$800.0	$43.6	$37.7
Service cost	32.7	31.7	0.5	0.4
Interest cost	50.2	52.4	2.5	2.6
Plan participants' contributions	1.2	1.1	-	-
Actuarial loss/(gain)	81.2	133.5	(0.1)	4.1
Benefits paid	(57.3)	(37.5)	(1.2)	(1.2)
Plan amendments	-	(46.8)	(1.2)	-
Foreign currency exchange rate changes	2.6	1.9	0.3	-
Projected Benefit Obligation at end of year	$1,046.9	$936.3	$44.4	$43.6
Change in Plan Assets
Fair value of plan assets at beginning of year	$699.4	$696.0	$2.2	$1.7
Actual return on plan assets	81.5	26.4	-	-
Company contributions	23.2	16.0	0.9	1.8
Plan participants' contributions	1.2	1.1	5.4	5.6
Benefits paid	(57.3)	(37.5)	(7.5)	(6.9)
Foreign currency exchange rate changes	4.8	(2.6)	-	-
Fair value of plan assets at end of year	$752.8	$699.4	$1.0	$2.2
Funded status at end of year	$(294.1)	$(236.9)	$(43.4)	$(41.4)

The following table presents the amounts recognized in the Consolidated Balance Sheets and Consolidated Statements of Shareholders' Equity.

	September 30,
	Pension		Postretirement
	2010	2009	2010	2009
Amounts Recognized in the Consolidated
Balance Sheets
Noncurrent assets	$-	$4.8	$-	$-
Current liabilities	(6.4)	(6.6)	(2.1)	(1.0)
Noncurrent liabilities	(287.7)	(235.1)	(41.3)	(40.4)
Net amount recognized	$(294.1)	$(236.9)	$(43.4)	$(41.4)
Amounts Recognized in Accumulated Other
Comprehensive Loss
Net loss/(gain)	$325.4	$267.2	$(19.1)	$(21.0)
Prior service credit	(47.8)	(53.9)	(23.0)	(24.2)
Transition obligation	0.9	1.0	-	-
Net amount recognized, pre-tax	$278.5	$214.3	$(42.1)	$(45.2)

Changes recognized in other comprehensive income for the year ended September 30, 2010 are as follows:

	Pension	Postretirement
Changes in plan assets and benefit obligations
recognized in other comprehensive loss
New prior service credit	$-	$(1.2)
Net loss arising during the year	62.4	0.4
Effect of exchange rates	3.4	(0.1)

Amounts recognized as a component of net
periodic benefit cost
Amortization, settlement or curtailment recognition of
net transition obligation	(0.2)	-
Amortization or curtailment recognition of prior service
credit	6.1	2.5
Amortization or settlement recognition of net
(loss)/gain	(7.5)	1.5
Total recognized in other comprehensive income	$64.2	$3.1

The Company expects to contribute  $21.6 to its pension plans and  $2.5 to its postretirement plans in fiscal 2011.

The Company's expected future benefit payments are as follows:

For The Years Ending September 30,
	Pension	Postretirement
2011	$52.8	$3.2
2012	52.2	3.1
2013	56.4	3.0
2014	59.5	2.9
2015	66.3	2.8
2016 to 2020	381.2	12.8

The accumulated benefit obligation for defined benefit pension plans was  $986.7 and  $895.7 at September 30, 2010 and 2009, respectively. The following table shows pension plans with an accumulated benefit obligation in excess of plan assets at the dates indicated.

	September 30,
	2010	2009
Projected benefit obligation	$932.6	$833.9
Accumulated benefit obligation	891.7	807.8
Fair value of plan assets	641.3	596.8

Pension plan assets in the U.S. plan represent 77% of assets in all of the Company's defined benefit pension plans. Investment policy for the U.S. plan includes a mandate to diversify assets and invest in a variety of asset classes to achieve that goal. The U.S. plan's assets are currently invested in several funds representing most standard equity and debt security classes. The broad target allocations are: (a) equities, including U.S. and foreign: 60%, (b) debt securities, U.S. bonds: 36% and (c) other: 4%. The U.S. plan held no shares of ENR stock at September 30, 2010. Investment objectives are similar for non-U.S. pension arrangements, subject to local regulations.

The following table presents pension and postretirement expense:

	For The Years Ended September 30,
	Pension			Postretirement
	2010	2009	2008	2010	2009	2008
Service cost	$32.7	$31.7	$33.9	$0.5	$0.4	$0.4
Interest cost	50.2	52.4	50.6	2.5	2.6	2.5
Expected return on plan assets	(62.1)	(60.7)	(63.3)	(0.1)	-	(0.1)
Amortization of unrecognized prior service cost	(6.1)	(2.9)	(0.6)	(2.7)	(2.5)	(2.1)
Amortization of unrecognized transition asset	0.2	0.4	0.5	-	-	-
Recognized net actuarial loss/(gain)	7.7	2.9	3.8	(1.5)	(1.6)	(2.1)
Settlement loss recognized	-	3.2	-	-	-	-
Net periodic benefit cost	$22.6	$27.0	$24.9	$(1.3)	$(1.1)	$(1.4)

Amounts expected to be amortized from accumulated other comprehensive loss into net period benefit cost during the year ending September 30, 2011, are as follows:

	Pension	Postretirement
Net actuarial (loss)/gain	$(14.9)	$1.3
Prior service credit	5.6	2.6
Initial net obligation	(0.2)	-

The following table presents assumptions, which reflect weighted-averages for the component plans, used in determining the above information:

	September 30,
	Pension		Postretirement
	2010	2009	2010	2009
Plan obligations:
Discount rate	4.8%	5.6%	5.1%	5.9%
Compensation increase rate	3.4%	3.8%	N/A	3.5%
Net periodic benefit cost:
Discount rate	5.6%	7.0%	5.9%	7.5%
Expected long-term rate of return on plan	8.0%	8.0%	3.5%	3.7%
Compensation increase rate	3.8%	4.2%	N/A	3.9%

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target allocations described below. Specifically, the expected return on equities (U.S. and foreign combined) is 9.6%, and the expected return on debt securities (including higher-quality and lower-quality bonds) is 4.9%.

The following table sets forth the fair value of the Company's pension assets as of September 30, 2010 segregated by level within the fair value hierarchy. Refer to Note 13 of the Notes to Consolidated Financial Statements for further discussion on the fair value hierarchy and fair value principles.

	Pension Benefits
ASSETS AT FAIR VALUE	Level 1	Level 2	Total
EQUITY
U.S. Equity	$186.3	$94.5	$280.8
International Equity	35.8	134.3	170.1
DEBT
U.S. Gov't	196.2	-	196.2
Other Gov't	23.4	24.8	48.2
Corporate	6.2	24.0	30.2
CASH & CASH EQUIVALENTS	6.8	7.3	14.1
OTHER	4.3	8.9	13.2
TOTAL	$459.0	$293.8	$752.8

The  $1.0 of postretirement assets were classified as Level 1 at September 30, 2010.

There were no Level 3 pension and other postretirement plan assets at September 30, 2010.

Our investment objective for defined benefit retirement plan assets is to satisfy the current and future pension benefit obligations. The investment philosophy is to achieve this objective through diversification of the retirement plan assets. The goal is to earn a suitable return with an appropriate level of risk while maintaining adequate liquidity to distribute benefit payments. The diversified asset allocation includes equity positions, as well as a fixed income allocation. The increased volatility associated with equities is offset with higher expected returns, while the long duration fixed income positions help dampen the volatility of the overall portfolio. Risk exposure is controlled by rebalancing the retirement plan assets back to target allocations, as needed. Investment firms managing retirement plan assets carry out investment policy within their stated guidelines. Investment performance is monitored against benchmark indices, which reflect the policy and target allocation of the retirement plan assets.

Effective January 1, 2010, the pension benefit earned to date by active participants under the U.S. pension plan was frozen and future retirement benefits accrue to active participants using a new retirement accumulation formula. Under this new formula, active participants earn a retirement benefit equal to 6% per annum of their pensionable earnings during a calendar year. In addition, an interest credit is applied to the benefits earned under this revised formula at a rate equal to a 30 year U.S. Treasury note. Finally, active participants that met certain age and service criteria as of December 31, 2009, receive a transitional benefit in addition to the pension credit of 6% per annum. This transitional benefit provides an additional pension credit of 2% to 4% per annum of pensionable earnings plus the applicable interest credit, through 2014.

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (the Acts) were signed into law in the United States. This legislation extends health care coverage to many uninsured individuals and expands coverage to those already insured. We have evaluated the effect of the Acts on our U.S. retiree medical obligation. Under the structure of our U.S. plan, the Company has limited its financial commitment for the benefits provided under the plan; all costs in excess of the Company's commitment are allocated to the retirees. Any increased costs from the Acts will also be allocated to the retirees and will not change the Company's financial commitment. As such, we have not added any additional obligation related to the Acts to the Company's postretirement benefit obligation.

Defined Contribution Plan	12 Months Ended
Sep. 30, 2010
Defined Contribution Plan [Abstract]
Defined Contribution Plan [Text Block]
(9)
Defined Contribution Plan

The Company sponsors a defined contribution plan, which extends participation eligibility to substantially all U.S. employees. The Company matches 50% of participant's before-tax contributions up to 6% of eligible compensation. In addition, participants can make after-tax contributions into the plan. The participant's after-tax contribution of 1% of eligible compensation was matched with a 325% Company contribution to the participant's pension plan account. Effective January 1, 2010, the Company no longer matched the 1% after tax contribution with a 325% Company contribution to the participant's pension plan account. Amounts charged to expense during fiscal 2010, 2009, and 2008 were  $8.0,  $8.1, and  $8.5, respectively, and are reflected in SG&A and Cost of products sold in the Consolidated Statements of Earnings.

Debt	12 Months Ended
Sep. 30, 2010
Debt [Abstract]
Debt Disclosure [Text Block]
(10)
Debt

Notes payable at September 30, 2010 and 2009 consisted of notes payable to financial institutions with original maturities of less than one year of  $24.9 and  $169.1, respectively, and had a weighted-average interest rate of 5.7% and 3.5%, respectively.

The detail of long-term debt at September 30 for the year indicated is as follows:

	2010	2009
Private Placement, fixed interest rates ranging from 3.9% to 6.6%, due 2011 to 2017	$1,835.0	$1,930.0
Term Loan, variable interest at LIBOR + 63 basis points, or 0.9%, due 2012	453.5	459.5
Total long-term debt, including current maturities	2,288.5	2,389.5
Less current portion	266.0	101.0
Total long-term debt	$2,022.5	$2,288.5

The Company's total borrowings were  $2,313.4 at September 30, 2010, including  $478.4 tied to variable interest rates, of which  $300 is hedged via the interest rate swap noted below. The Company maintains total debt facilities of  $2,588.4, exclusive of available borrowings under the receivables securitization program, of which  $259.7 remained available as of September 30, 2010.

During the second quarter of fiscal 2009, the Company entered into interest rate swap agreements with two major financial institutions that fixed the variable benchmark component (LIBOR) of the Company's interest rate on  $300 of the Company's variable rate debt through December 2012 at an interest rate of 1.9%.

In May 2011, the Company's  $275 U.S. revolving credit facility will mature. At September 30, 2010, there were no outstanding borrowings under this facility. It is our intent to renew this facility in advance of the May maturity date. However, we can provide no assurances that this facility will be renewed, or if renewed, that the terms will be as favorable as those contained in the existing facility.

Under the terms of the Company's credit agreements, the ratio of the Company's indebtedness to its EBITDA, as defined in the agreements and detailed below, cannot be greater than 4.00 to 1, and may not remain above 3.50 to 1 for more than four consecutive quarters. If and so long as the ratio is above 3.50 to 1 for any period, the Company is required to pay additional interest expense for the period in which the ratio exceeds 3.50 to 1. The interest rate margin and certain fees vary depending on the indebtedness to EBITDA ratio. Under the Company's private placement note agreements, the ratio of indebtedness to EBITDA may not exceed 4.0 to 1. However, if the ratio is above 3.50 to 1, the Company is required to pay an additional 75 basis points in interest for the period in which the ratio exceeds 3.50 to 1. In addition, under the credit agreements, the ratio of its current year EBIT, as defined in the agreements, to total interest expense must exceed 3.00 to 1. The Company's ratio of indebtedness to its EBITDA was 2.70 to 1, and the ratio of its EBIT to total interest expense was 5.72 to 1, as of September 30, 2010. The Company anticipates that it will remain in compliance with its debt covenants for the foreseeable future. The negative impact on EBITDA resulting primarily from the Venezuela devaluation of  $18.3, pre-tax, is included in the trailing twelve month EBITDA calculation at September 30, 2010, and negatively impacted the ratio of indebtedness to EBITDA at September 30, 2010. If the Company fails to comply with the financial covenants referred to above or with other requirements of the credit agreements or private placement note agreements, the lenders would have the right to accelerate the maturity of the debt. Acceleration under one of these facilities would trigger cross defaults on other borrowings.

Under the credit
agreements, EBITDA is defined as net earnings, as adjusted to add-back interest expense, income taxes, depreciation and amortization, all of which are determined in accordance with GAAP. In addition, the credit agreement allows certain non-cash charges such as stock award amortization and asset write-offs or impairments to be "added-back" in determining EBITDA for purposes of the indebtedness ratio. Severance and other cash charges incurred as a result of restructuring and realignment activities as well as expenses incurred in acquisition integration activities are included as reductions in EBITDA for calculation of the indebtedness ratio. In the event of an acquisition, the EBITDA is calculated on a pro forma basis to include the trailing twelve-month EBITDA of the acquired company or brands. Total debt is calculated in accordance with GAAP, but excludes outstanding borrowings under the receivable securitization program. EBIT is calculated in a fashion identical to EBITDA except that depreciation and amortization are not "added-back". Total interest expense is calculated in accordance with GAAP.

On May 3, 2010, the Company amended and renewed its existing receivables securitization program, under which the Company routinely sells a pool of U.S. accounts receivable through a financing arrangement between Energizer Receivables Funding Corporation, which is a bankruptcy-remote special purpose entity subsidiary of the Company, and outside parties (the Conduits). Under the current structure, funds received from the Conduit are treated as borrowings rather than proceeds of accounts receivables sold for accounting purposes. Borrowings under this program, which may not exceed  $200, receive favorable treatment in the Company's debt compliance covenants. The program renews annually in May. We can provide no assurance that the facility will be renewed on an annual basis, or if renewed, it may be done so on less favorable terms. At September 30, 2010, there were no borrowings outstanding under this facility.

The counterparties to long-term committed borrowings consist of a number of major financial institutions. The Company continually monitors positions with, and credit ratings of, counterparties both internally and by using outside ratings agencies. The Company has staggered long-term borrowing maturities through 2017 to reduce refinancing risk in any single year and to optimize the use of cash flow for repayment.

Aggregate maturities of long-term debt, including current maturities, at September 30, 2010 are as follows for the fiscal years' noted:  $266.0 in 2011,  $231.0 in 2012,  $701.5 in 2013,  $190.0 in 2014,  $230.0 in 2015 and  $670.0 thereafter. At this time, the Company intends to repay only scheduled debt maturities over the course of the next fiscal year with the intent to preserve committed liquidity.

Preferred Stock	12 Months Ended
Sep. 30, 2010
Preferred Stock [Abstract]
Preferred Stock Disclosure [Text Block]
(11)
Preferred Stock

The Company's Articles of Incorporation authorize the Company to issue up to 10 million shares of  $0.01 par value of preferred stock. During the three years ended September 30, 2010, there were no shares of preferred stock outstanding.

Shareholders Equity	12 Months Ended
Sep. 30, 2010
Shareholders Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
(12)
Shareholders' Equity

At September 30, 2010, there were 300 million shares of ENR stock authorized, of which approximately 2.0 million shares were reserved for issuance under the 2000 Incentive Stock Plan and 1.0 million shares were reserved for issuance under the 2009 Incentive Stock Plan.

Beginning in September 2000, the Company's Board of Directors has approved a series of resolutions authorizing the repurchase of shares of ENR common stock, with no commitments by the Company to repurchase such shares. On July 24, 2006, the Board of Directors approved the repurchase of up to an additional 10 million shares and 8 million shares remain under such authorization as of September 30, 2010. There were no shares repurchased during fiscal year 2010 other than a small number of shares related to the net settlement of certain stock awards for tax withholding purposes.

Financial Instruments and Risk Management	12 Months Ended
Sep. 30, 2010
Financial Instruments and Risk Management [Abstract]
Financial Instruments and Risk Management Disclosure [Text Block]
(13)
Financial Instruments and Risk Management

The market risk inherent in the Company's financial instruments and positions represents the potential loss arising from adverse changes in currency rates, commodity prices, interest rates and the Company's stock price. Company policy allows derivatives to be used only for identifiable exposures and, therefore, the Company does not enter into hedges for trading purposes where the sole objective is to generate profits.

Concentration of Credit Risk
The counterparties to derivative contracts consist of a number of major financial institutions and are generally institutions with which the Company maintains lines of credit. The Company does not enter into derivative contracts through brokers nor does it trade derivative contracts on any other exchange or over-the-counter markets. Risk of currency positions and mark-to-market valuation of positions are strictly monitored at all times.

The Company continually monitors positions with, and credit ratings of, counterparties both internally and by using outside rating agencies. The Company has implemented policies that limit the amount of agreements it enters into with any one party. While nonperformance by these counterparties exposes the Company to potential credit losses, such losses are not anticipated.

The Company sells to a large number of customers primarily in the retail trade, including those in mass merchandising, drugstore, supermarket and other channels of distribution throughout the world. The Company performs ongoing evaluations of its customers' financial condition and creditworthiness, but does not generally require collateral. The Company's largest customer had obligations to the Company with a carrying value of  $128.6 at September 30, 2010. While the competitiveness of the retail industry presents an inherent uncertainty, the Company does not believe a significant risk of loss from a concentration of credit risk exists with respect to accounts receivable.

In the ordinary course of business, the Company enters into contractual arrangements (derivatives) to reduce its exposure to foreign currency, interest rate and commodity price risks. The section below outlines the types of derivatives that existed at September 30, 2010 and 2009 as well as the Company's objectives and strategies for holding these derivative instruments.

Commodity Price Risk
The Company uses raw materials that are subject to price volatility. At times, hedging instruments are used by the Company to reduce exposure to variability in cash flows associated with future purchases of zinc or other commodities. The fair market value of the
Company's outstanding hedging instruments included in Accumulated other comprehensive loss on the Consolidated Balance Sheets was an unrealized pre-tax gain of  $1.0 and  $6.1 at September 30, 2010 and 2009, respectively. Over the next twelve months, approximately  $0.3 of the loss included in Accumulated other comprehensive loss will be recognized in earnings. Contract maturities for these hedges extend into fiscal year 2012. There were 14 open contracts at September 30, 2010.

Foreign Currency Risk
A significant portion of Energizer's product cost is more closely tied to the U.S. dollar than to the local currencies in which the product is sold. As such, a weakening of currencies relative to the U.S. dollar results in margin declines unless mitigated through pricing actions, which are not always available due to the competitive environment. Conversely, a strengthening in currencies relative to the U.S. dollar can improve margins. As a result, the Company has entered into a series of forward currency contracts to hedge the cash flow uncertainty of forecasted inventory purchases due to short term currency fluctuations. The Company's primary foreign affiliates, which are exposed to U.S. dollar purchases, have the euro, the yen, the British pound, the Canadian dollar and the Australian dollar as their local currencies. At September 30, 2010 and 2009, respectively, the Company had an unrealized pre-tax loss on these forward currency contracts accounted for as cash flow hedges of  $16.8 and  $15.3 included in Accumulated other comprehensive loss on the Consolidated Balance Sheets. Assuming foreign exchange rates versus the U.S. dollar remain at September 30, 2010 levels, over the next twelve months, approximately  $13.3 of the pre-tax loss included in Accumulated other comprehensive loss will be included in earnings. Contract maturities for these hedges extend into fiscal year 2013. There were 59 open contracts at September 30, 2010.

Interest Rate Risk
The Company has interest rate risk with respect to interest expense on variable rate debt. At September 30, 2010, the Company had  $478.4 of variable rate debt outstanding. During fiscal 2009, the Company entered into interest rate swap agreements with two major financial institutions that fixed the variable benchmark component (LIBOR) of the Company's interest rate on  $300 of the Company's variable rate debt through December 2012. At September 30, 2010 and 2009, respectively, the Company had an unrealized pre-tax loss on these interest rate swap agreements of  $7.8 and a pre-tax gain of  $3.4 included in Accumulated other comprehensive loss on the Consolidated Balance Sheets.

Cash Flow Hedges
The Company maintains a number of cash flow hedging programs, as discussed above, to reduce risks related to commodity, foreign currency and interest rate risk. Each of these derivative instruments have a high correlation to the underlying exposure being hedged and have been deemed highly effective for accounting purposes in offsetting the associated risk.

Derivatives not Designated in Hedging Relationships
The Company holds a share option with a major financial institution to mitigate the impact of changes in certain of the Company's deferred compensation liabilities, which are tied to the Company's common stock price. Period activity related to the share option is classified in the same category in the cash flow statement as the period activity associated with the Company's deferred compensation liability, which was cash flow from operations.

In addition, the Company enters into foreign currency derivative contracts which are not designated as cash flow hedges for accounting purposes to hedge existing balance sheet exposures. Any losses on these contracts would be offset by exchange gains on the underlying exposures; thus, they are not subject to significant market risk.

The following table provides fair values as of September 30, 2010 and 2009, and the amounts of gains and losses on derivative instruments classified as cash flow hedges as of and for the twelve months ended September 30, 2010 and 2009, respectively.

		For Twelve Months Ended
	At September 30, 2010	September 30, 2010
			Gain/(Loss)
		Gain/(Loss)	Reclassified From
Derivatives designated as	Fair Value	Recognized	OCI into Income
Cash Flow Hedging Relationships	Asset (Liability) (1) (2)	in OCI (3)	( Effective Portion) (4) (5)
Foreign currency contracts	$(16.8)	$(12.3)	$(10.8)
Commodity contracts (6)	1.0	1.4	7.3
Interest rate contracts	(7.8)	(11.2)	-
Total	$(23.6)	$(22.1)	$(3.5)

		For Twelve Months Ended
	At September 30, 2009	September 30, 2009
			Gain/(Loss)
		Gain/(Loss)	Reclassified From
Derivatives designated as	Fair Value	Recognized	OCI into Income
Cash Flow Hedging Relationships	Asset (Liability) (1) (2)	in OCI (3)	( Effective Portion) (4) (5)
Foreign currency contracts	$(15.3)	$(16.8)	$(1.5)
Commodity contracts	6.1	2.1	(20.6)
Interest rate contracts	3.4	3.4	-
Total	$(5.8)	$(11.3)	$(22.1)

(1)	All derivative assets are presented in other current assets or other assets.
(2)	All derivative liabilities are presented in other current liabilities or other liabilities.
(3)	OCI is defined as other comprehensive income.
(4)	Gain/(Loss) reclassified to Income was recorded as follows: Foreign currency contracts in other financing, commodity contracts in Cost of products sold.
(5)
Each of these derivative instruments has a high correlation to the underlying exposure being hedged and has been deemed highly effective in offsetting associated risk. The ineffective portion recognized in income was insignificant to the twelve months ended September 30, 2010.

(6)
At September 30, 2010,  $0.8 of losses associated with the Company's commodity contracts were capitalized to AOCI. The loss will be reclassified from AOCI into income as a result of inventory being sold.

The following table provides fair values as of September 30, 2010 and 2009, and the amounts of gains and losses on derivative instruments not classified as cash flow hedges as of and for the twelve months ended September 30, 2010 and 2009, respectively.

		For Twelve Months Ended
	At September 30, 2010	September 30, 2010
Derivatives not designated as	Fair Value	Gain/(Loss)	Income Statement
Cash Flow Hedging Relationships	Asset (Liability)	Recognized in Income	Classification
Share option	$(2.9)	$0.6	SG&A
Foreign currency contracts	2.8	(5.4)	Other financing
Total	$(0.1)	$(4.8)

		For Twelve Months Ended
	At September 30, 2009	September 30, 2009
Derivatives not designated as	Fair Value	Gain/(Loss)	Income Statement
Cash Flow Hedging Relationships	Asset (Liability)	Recognized in Income	Classification
Share option	$2.0	$(3.0)	SG&A
Foreign currency contracts	(1.0)	(1.5)	Other financing
Total	$1.0	$(4.5)

Fair Value Hierarchy
Accounting guidance on fair value measurements for certain financial assets and liabilities requires that assets and liabilities carried at fair value be classified in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs reflecting the reporting entity's own assumptions or external inputs from inactive markets.

Under the fair value accounting guidance hierarchy, an entity is required to maximize the use of quoted market prices and minimize the use of unobservable inputs. The following table sets forth the Company's financial assets and liabilities, which are carried at fair value, as of September 30, 2010 and September 30, 2009 that are measured on a recurring basis during the period, segregated by level within the fair value hierarchy:

	Level 2
	September 30,
	2010	2009
Assets/(Liabilities) at fair value:
Deferred Compensation	$(136.4)	$(134.5)
Derivatives - Foreign Exchange	(14.0)	(16.3)
Derivatives - Commodity	1.0	6.1
Derivatives - Interest Rate Swap	(7.8)	3.4
Share Option	(2.9)	2.0
Total Assets/(Liabilities) at fair value	$(160.1)	$(139.3)

At September 30, 2010 and 2009 the Company had no level 1 or level 3 financial assets or liabilities.

See Note 7 of the Notes to Consolidated Financial Statements for further discussion of deferred compensation liabilities.

At September 30, 2010 and 2009, the fair market value of fixed rate long-term debt was  $2,077.5 and  $1,926.2, respectively, compared to its carrying value of  $1,835.0 and  $1,930.0, respectively. The book value of the Company's variable rate debt approximates fair value. The fair value of the long-term debt is estimated using yields obtained from independent pricing sources for similar types of borrowing arrangements.

Due to the nature of cash and cash equivalents and short-term borrowings, including notes payable, carrying amounts on the balance sheets approximate fair value.

At September 30, 2010, the fair value of foreign currency, interest rate swap and commodity contracts is the amount that the Company would receive or pay to terminate the contracts, considering first, quoted market prices of comparable agreements, or in the absence of quoted market prices, such factors as interest rates, currency exchange rates and remaining maturities.

Environmental and Legal Matters	12 Months Ended
Sep. 30, 2010
Environmental and Legal Matters [Abstract]
Environmental and Legal Matters Disclosure [Text Block]
(14)
Environmental and Legal Matters

Government Regulation and Environmental Matters
- The operations of the Company, like those of other companies engaged in the Household Products and Personal Care businesses, are subject to various federal, state, foreign and local laws and regulations intended to protect the public health and the environment. These regulations relate primarily to worker safety, air and water quality, underground fuel storage tanks and waste handling and disposal. The Company has received notices from the U.S. Environmental Protection Agency, state agencies and/or private parties seeking contribution, that it has been identified as a "potentially responsible party" (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act, and may be required to share in the cost of cleanup with respect to eight federal "Superfund" sites. It may also be required to share in the cost of cleanup with respect to state-designated sites or other sites outside of the U.S.

Accrued environmental costs at September 30, 2010 were  $10.2, of which  $2.8 is expected to be spent in fiscal 2011. This accrual is not measured on a discounted basis. It is difficult to quantify with certainty the cost of environmental matters, particularly remediation and future capital expenditures for environmental control equipment. Nevertheless, based on information currently available, the
Company believes the possibility of material environmental costs in excess of the accrued amount is remote.

Certain of the Company's products are subject to regulation by the United States Food and Drug Administration (FDA), including tampons and sun care products.

Legal Proceedings
- The Company and its subsidiaries are parties to a number of legal proceedings in various jurisdictions arising out of the operations of the Energizer business. Many of these legal matters are in preliminary stages and involve complex issues of law and fact, and may proceed for protracted periods of time. The amount of liability, if any, from these proceedings cannot be determined with certainty. However, based upon present information, the Company believes that its ultimate liability, if any, arising from pending legal proceedings, asserted legal claims and known potential legal claims which are likely to be asserted, are not reasonably likely to be material to the Company's financial position, results of operations, or cash flows, taking into account established accruals for estimated liabilities.

Other Commitments and Contingencies	12 Months Ended
Sep. 30, 2010
Other Commitments and Contingencies [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(15) Other Commitments and Contingencies

Total rental expense less sublease rental income for all operating leases was  $30.5,  $32.2 and  $28.8 in fiscal 2010, 2009 and 2008, respectively. Future minimum rental commitments under noncancellable operating leases in effect as of September 30, 2010, were  $22.9 in fiscal 2011,  $17.0 in fiscal 2012,  $13.6 in fiscal 2013,  $11.0 in fiscal 2014,  $9.5 in fiscal 2015 and  $34.9 thereafter. These leases are primarily for office facilities.

Supplemental Financial Statement Information	12 Months Ended
Sep. 30, 2010
Supplemental Financial Statement Information [Abstract]
Supplemental Financial Statement Information [Text Block]
(16)
Supplemental Financial Statement Information

The components of certain balance sheet accounts at September 30 for the years indicated are as follows:

	2010	2009
Inventories
Raw materials and supplies	$79.5	$79.2
Work in process	133.3	119.6
Finished products	453.5	468.5
Total inventories	$666.3	$667.3
Other Current Assets
Miscellaneous receivables	$50.2	$54.3
Deferred income tax benefits	160.4	133.0
Prepaid expenses	78.3	80.9
Other	19.8	21.0
Total other current assets	$308.7	$289.2
Property, plant and equipment
Land	$37.3	$37.7
Buildings	283.6	267.4
Machinery and equipment	1,644.2	1,512.0
Construction in progress	64.6	157.7
Total gross property	2,029.7	1,974.8
Accumulated depreciation	(1,189.1)	(1,111.4)
Total property, plant and equipment, net	$840.6	$863.4
Other Current Liabilities
Accrued advertising, promotion and allowances	$331.3	$281.2
Accrued salaries, vacations and incentive compensation	101.5	92.3
Returns reserve	51.5	46.6
Other	207.3	237.7
Total other current liabilities	$691.6	$657.8
Other Liabilities
Pensions and other retirement benefits	$333.7	$280.0
Deferred compensation	153.5	141.3
Deferred income tax liabilities	449.4	450.8
Other noncurrent liabilities	75.7	66.6
Total other liabilities	$1,012.3	$938.7

Allowance for Doubtful Accounts	2010	2009	2008
Balance at beginning of year	$11.3	$11.2	$9.8
Impact of Playtex acquisition	-	-	4.0
Provision charged to expense, net of reversals	4.6	5.9	(0.2)
Write-offs, less recoveries, translation, other	(2.7)	(5.8)	(2.4)
Balance at end of year	$13.2	$11.3	$11.2

Income Tax Valuation Allowance	2010	2009	2008
Balance at beginning of year	$10.3	$9.1	$4.9
Impact of Playtex acquisition	-	-	5.0
Provision charged to expense	2.7	1.2	0.1
Reversal of provision charged to expense	(1.3)	-	(0.4)
Write-offs, translation, other	(0.7)	-	(0.5)
Balance at end of year	$11.0	$10.3	$9.1

Supplemental Disclosure of Cash Flow Information	2010	2009	2008
Interest paid	$122.1	$150.4	$143.6
Income taxes paid	131.5	167.3	90.6

Segment Information	12 Months Ended
Sep. 30, 2010
Segment Information [Abstract]
Segment Reporting Disclosure [Text Block]
(17)
Segment Information

Operations for the Company are managed via two segments - Household Products (Battery and Lighting Products) and Personal Care (Wet Shave, Skin Care, Feminine Care and Infant Care). Segment performance is evaluated based on segment operating profit, exclusive of general corporate expenses, share-based compensation costs, costs associated with most restructuring, integration or business realignment activities and amortization of intangible assets. Financial items, such as interest income and expense, are managed on a global basis at the corporate level.

For the twelve months ended September 30, 2010, the Company recorded a pre-tax loss of  $18.3, due primarily to the recent devaluation of our Venezuela affiliate's U.S. dollar based intercompany payable. This impact, which is included in Other financing expense, net on the Consolidated Statements of Earnings, is shown collectively as a separate line item on the table below and is not considered in evaluating segment performance. However, normal operating results in Venezuela, such as sales, gross margin and spending have been impacted by translating at less favorable exchange rates and unfavorable local economic conditions. These operating results remain as part of the reported segment totals.

The reduction in gross profit associated with the write-up and subsequent sale of the inventory acquired in the Edge/Skintimate acquisition in fiscal 2009, which was  $3.7, and the Playtex acquisition in fiscal 2008, which was  $27.5, as well as the related acquisition integration costs in all periods presented are not reflected in the Personal Care segment, but rather presented below segment profit, as they are non-recurring items directly associated with the acquisitions. Such presentation reflects management's view on how it evaluates segment performance.

In the fourth quarter of fiscal 2009, the Company implemented a voluntary employee retirement option (VERO) for eligible U.S. colleagues. The decision to accept the cash benefits offered under the VERO was at the election of the colleague and was irrevocable. Payments under the VERO were cash only, and did not include any enhancement to pension or retirement benefits. In addition, the Company implemented a RIF program primarily in the U.S., to further adjust the organizational structure. The total charge for the VERO and RIF in the fourth quarter of fiscal 2009 was  $38.6 and was included in SG&A. This program, which was primarily in the Household Products business is presented as a separate line below segment profit.

Also in fiscal 2009, we recorded a favorable adjustment of  $24.1 resulting from a change in the policy under which colleagues earn and vest in the Company's paid time off (PTO) benefit. Prior to the change, colleagues were granted and vested in their total PTO days at the beginning of the calendar year, and received a cash payment for unused days in the event of termination during the year. As such, the value of a full year of PTO, net of days used, was accrued at any given balance sheet date. As part of a review of certain benefit programs, this policy was revised in fiscal 2009 to a more "market" policy for PTO. The revised policy has an "earn as you go" approach, under which colleagues earn current-year PTO on a pro-rata basis as they work during the year. As a result of this change, any previously earned and vested benefit under the prior policy was forfeited, and the required liability at the date of the policy change was adjusted to reflect the revised benefit. This favorable adjustment is not reflected in the Household Products or Personal Care segments, but rather presented as a separate line item below segment profit as it is not considered operational in nature.

The presentation for inventory write-up, acquisition integration costs, VERO/RIF costs and favorable PTO adjustment reflects management's view on how it evaluates segment performance.

The Company's operating model includes a combination of stand-alone and combined business functions between Household Products and Personal Care, varying by country and region of the world. Shared functions include product warehousing and distribution, various transaction processing functions, and, in some countries, a combined sales force and management. Such allocations do not represent the costs of such services if performed on a stand-alone basis. The Company applies a fully allocated cost basis, in which shared business functions are allocated between the businesses.

Wal-Mart Stores, Inc. and its subsidiaries accounted for 20.1%, 21.4% and 20.8% of total net sales in fiscal 2010, 2009 and 2008, respectively, primarily in North America. Corporate assets shown in the following table include all cash and cash equivalents, financial instruments and deferred tax assets that are managed outside of operating segments.

Net Sales	2010	2009	2008
Household Products	$2,199.7	$2,109.5	$2,474.3
Personal Care	2,048.6	1,890.3	1,856.7
Total net sales	$4,248.3	$3,999.8	$4,331.0

	2010	2009	2008
Operating Profit
Household Products	$451.1	$398.6	$489.1
Personal Care	366.6	341.1	322.5
Total operating profit	817.7	739.7	811.6
General corporate and other expenses	(108.9)	(97.4)	(104.9)
Venezuela devaluation/other impacts	(18.3)	-	-
VERO/RIF	-	(38.6)	-
PTO policy change	-	24.1	-
Acquisition inventory valuation	-	(3.7)	(27.5)
Amortization	(13.6)	(13.1)	(14.0)
Interest and other financing items	(133.5)	(165.7)	(192.0)
Total earnings before income taxes	$543.4	$445.3	$473.2

Depreciation and Amortization
Household Products	$65.8	$65.6	$67.0
Personal Care	57.9	50.9	59.4
Total segment depreciation and amortization	123.7	116.5	126.4
Corporate	15.5	13.9	14.9
Total depreciation and amortization	$139.2	$130.4	$141.3

Total Assets
Household Products	$1,299.1	$1,370.6
Personal Care	1,156.6	1,125.7
Total segment assets	2,455.7	2,496.3
Corporate	841.6	537.9
Goodwill and other intangible assets, net	3,090.6	3,114.8
Total assets	$6,387.9	$6,149.0

Capital Expenditures
Household Products	$38.2	$56.9	$79.3
Personal Care	69.2	80.8	78.9
Total segment capital expenditures	107.4	137.7	158.2
Corporate	1.3	2.0	1.8
Total capital expenditures	$108.7	$139.7	$160.0

Geographic segment information on a legal entity basis:

	2010	2009	2008
Net Sales to Customers
United States	$2,196.8	$2,100.1	$2,207.8
International	2,051.5	1,899.7	2,123.2
Total net sales	$4,248.3	$3,999.8	$4,331.0

Long-Lived Assets
United States	$532.3	$561.3
Germany	106.2	128.7
Singapore	79.6	74.3
Other International	149.7	144.1
Total long-lived assets	$867.8	$908.4

The Company's international net sales are derived from customers in numerous countries, with sales to customers in Canada representing 5.7%, 5.1% and 5.4% of the Company's total net sales in fiscal 2010, 2009 and 2008, respectively. Net sales to customers in all other single foreign countries represented less than 5% of the Company's total net sales for each of the three years presented.

Supplemental product information is presented below for net sales:

	2010	2009	2008
Net Sales
Alkaline batteries	$1,327.9	$1,264.3	$1,490.1
Other batteries and lighting products	871.8	845.2	984.2
Wet Shave	1,265.1	1,118.1	1,085.0
Skin Care	383.0	364.0	364.1
Feminine Care	198.8	214.1	222.6
Infant Care	201.7	194.1	185.0
Total net sales	$4,248.3	$3,999.8	$4,331.0

Quarterly Financial Information	12 Months Ended
Sep. 30, 2010
Quarterly Financial Information [Abstract]
Quarterly Financial Information [Text Block]
(18)
Quarterly Financial Information - (Unaudited)

The results of any single quarter are not necessarily indicative of the Company's results for the full year. Net earnings of the Company are impacted in the first quarter by the additional battery product sales volume associated with the December holiday season. Earnings per share data are computed independently for each of the periods presented. As a result, the sum of the earnings per share amounts for the quarter may not equal the total for the year.

	First	Second	Third	Fourth
Fiscal 2010

Net sales	$1,176.7	$935.1	$1,076.8	$1,059.7
Gross profit	560.2	447.2	517.6	494.3

Net earnings	125.7	88.5	104.0	84.8

Basic earnings per share	$1.80	$1.27	$1.48	$1.21
Diluted earnings per share	$1.78	$1.25	$1.47	$1.20

Items increasing/(decreasing) net earnings:
Venezuela	$(25.5)	$2.8	$5.7	$2.8
VERO/Separation costs	-	-	(0.1)	0.2
Integration costs	(1.0)	(0.6)	(0.3)	0.1
Provisions for restructuring and related costs	(3.5)	(0.5)	(0.5)	(1.1)
Tax benefits - special foreign tax credit	-	-	-	23.5
Adjustment to prior years tax accruals	-	-	3.7	2.4

	First	Second	Third	Fourth
Fiscal 2009

Net sales	$1,042.5	$880.4	$997.5	$1,079.4
Gross profit	513.5	413.6	457.8	473.7

Net earnings	111.0	77.0	72.7	37.1

Basic earnings per share	$1.90	$1.32	$1.15	$0.53
Diluted earnings per share	$1.88	$1.30	$1.13	$0.53

Items increasing/(decreasing) net earnings:
PTO adjustment	$-	$14.5	$0.7	$-
VERO/Separation costs	-	-	-	(24.3)
Acquisition inventory valuation	-	-	-	(2.3)
Integration costs	(0.9)	(1.1)	-	(1.1)
Provisions for restructuring and related costs	(2.1)	(3.1)	(0.2)	(0.4)
Adjustment to prior years tax accruals	0.9	0.1	(1.4)	(1.1)

Earnings per share data are computed independently for each of the periods presented. As a result, the sum of the earnings per share amounts for the quarters may not equal the total for the year.

Subsequent Event	12 Months Ended
Sep. 30, 2010
Subsequent Event [Abstract]
Schedule of Subsequent Events [Text Block]
(19)
Subsequent Event

On November 1, 2010, which is fiscal 2011, the Board of Directors (the "Board") authorized a Household Products multi-year program designed to accelerate investments in both geographic and product growth opportunities, streamline our worldwide manufacturing operations and improve the efficiency of our administrative operations. The Board authorized a broad restructuring plan and has delegated authority to management to determine the final plan with respect to the initiatives, which are expected to result in pre-tax charges in the range of  $65 to  $85 over the next twelve months, with the vast majority associated with manufacturing capacity rationalization. The remainder relates to overhead reductions. Although the specific actions to be taken are not yet resolved, annual pre-tax savings, related primarily to headcount reduction and manufacturing efficiencies, are expected to be in the range of  $25 to  $35, by the end of fiscal 2012.

On November 23, 2010, we completed the acquisition of American Safety Razor, LLC, a Delaware limited liability company ("ASR"), as we acquired substantially all of the assets of ASR, including the assets of its U.S. subsidiaries and the stock of its non-U.S. subsidiaries, and assumed substantially all of the liabilities of ASR and its U.S. subsidiaries, for a cash purchase price of  $301. The Company financed this transaction with available cash of approximately  $150 and borrowings from our existing receivable securitization program. ASR will be part of our Personal Care Segment. ASR provides an important strategic fit and opportunity for the Personal Care business as it competes in the value segment of the wet shave category. The Company’s legacy Wet Shave product line focuses on branded wet shave products. ASR, founded in 1875, is a leading global manufacturer of private label / value wet shaving razors and blades, and industrial and specialty blades.